UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2019

SailPoint Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-38297 (Commission File Number)	47-1628077 (I.R.S. Employer Identification Number)
11120 Four Points Drive, Suite 100 Austin, TX (Address of principal executive offices)	78726 (Zip code)
(512) 346-2000 (Registrant’s telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	“SAIL”	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2019, Cam McMartin, the Chief Financial Officer of SailPoint Technologies, Inc., a wholly owned subsidiary of SailPoint Technologies Holdings, Inc., a Delaware corporation (collectively, the “Company”), was appointed the Chief Operating Officer of the Company, effective immediately. In order to fulfill the responsibilities of his new role as Chief Operating Officer of the Company, Mr. McMartin will cease serving as Chief Financial Officer effective immediately. Mr. McMartin will continue serving as the Company’s “principal financial officer” until June 10, 2019. In connection with his appointment as Chief Operating Officer, Mr. McMartin’s annual base salary will be increased to $375,000, and he will be eligible to receive a bonus of up to 90% of his annual base salary based on achievement of corporate goals as set forth by the Compensation Committee of the Board.

In connection with Mr. McMartin’s transition, on May 6, 2019, the Board of Directors of the Company (the “Board”) appointed Jason Ream as Chief Financial Officer of the Company, effective June 10, 2019. Mr. Ream, age 47, has served as Chief Financial Officer of Mitratech Holdings, Inc., a provider of legal and compliance software solutions, since June 2018. From April 2016 to March 2018, Mr. Ream served as Chief Financial Officer of Relativity ODA, LLC, a provider of e-discovery software solutions.  Mr. Ream also held various positions at SolarWinds, Inc., a provider of IT infrastructure management software, from April 2009 to April 2016, including Executive Vice President and Chief Financial Officer from October 2013 to April 2016, Vice President of Growth Strategy from October 2012 to October 2013, and Vice President, Tools from December 2011 to October 2012. Prior to joining SolarWinds, Mr. Ream worked for J.P. Morgan as an executive director in investment banking from July 2006 to January 2009.  From July 1999 to July 2006, he held various roles in investment banking at UBS, Piper Jaffray, and Credit Suisse First Boston.  Mr. Ream holds an A.B. in mathematics from Amherst College.

In connection with his appointment as the Company’s Chief Financial Officer, Mr. Ream will (i) receive an annual base salary of $350,000, (ii) be eligible to receive a bonus of up to 60% of his annual base salary based on achievement of corporate goals as set forth by the Compensation Committee of the Board, (iii) receive a restricted stock unit award with a value equal to $1,250,000 under the SailPoint Technologies Holdings, Inc. 2017 Long Term Incentive Plan (the “LTIP”), which award will vest and be settled in four equal annual tranches beginning May 20, 2020, (iv) receive options to purchase twice the number of shares of the Company’s common stock underlying the restricted stock unit award described above (the “Options”) under the LTIP, with 25% of the Options vesting on the first anniversary of the date of grant and the remainder vesting in 48 equal monthly tranches beginning after the anniversary of the date of grant, and (v) be eligible to participate in the Company’s Severance Pay Plan. In addition, Mr. Ream will be eligible to participate in a comprehensive package of additional employee benefits, including but not limited to medical, dental, vision, group life insurance, a 401(k) plan and the Company’s Employee Stock Purchase Plan.

Additionally, the Company and Mr. Ream will enter into the Company’s standard form of indemnification agreement, which will require the Company, among other things, to indemnify Mr. Ream against liabilities that may arise by reason of his status or service. The indemnification agreement will also require the Company to advance all expenses incurred by Mr. Ream in investigating or defending any action, suit, or proceeding that may arise by reason of his status or service. For a full description of the Company’s indemnification agreements, please see the Company’s Proxy Statement for its 2019 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 4, 2019.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 2, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). As of March 5, 2019, the record date for the Annual Meeting, 88,506,903 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting.  A summary of the matters voted upon by the stockholders and the final voting results for each such matter are set forth below.

Proposal 1 – Election of Directors to the Board

Each of the following persons was duly elected by the Company’s stockholders as a Class II director for the term expiring in 2022, with votes as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Heidi M. Melin	67,326,085	1,012,098	8,266,087
James M. Pflaging	46,647,255	21,690,928	8,266,087

Proposal 2 – Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, was ratified by the stockholders, with votes as follows:

Votes For	Votes Against	Votes Abstain
76,312,094	230,590	61,586

Proposal 3 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The approval, on a non-binding advisory basis, of the frequency of future advisory votes on executive compensation of every one year, with votes as follows:

1 Year	2 Years	3 Years	Votes Abstain	Broker Non-Vote
68,214,837	29,706	34,818	58,821	8,266,088

In accordance with the voting results for this item, the Board has determined that an advisory vote to approve executive compensation will be conducted every year until the next stockholder advisory vote on the frequency of future advisory votes on executive compensation.

Item 7.01 Regulation FD Disclosure.

On May 8, 2019, the Company issued a press release announcing the transition of Cam McMartin to Chief Operating Officer and the appointment of Jason Ream to Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated into this Item 7.01 by reference.

The information furnished in this Item 7.01, including the press release incorporated into this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SailPoint Technologies Holdings, Inc.,

Date: May 8, 2019	By:	/s/ Mark McClain
Mark McClain
Chief Executive Officer